UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 21, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


             NEW YORK                   1-6663               11-2037182
   (State or other Jurisdiction    (Commission File        (IRS Employer
         of Incorporation)              Number)         Identification No.)

          275 WAGARAW ROAD, HAWTHORNE,                   07506
                   NEW JERSEY
   (Address of Principal Executive Offices)           (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pioneer Realty Holdings, LLC, a New York limited liability company ("Pioneer"), is the owner of the premises located at 836 Route 9, Fishkill, New York, formerly known as 2213 Route 9, Fishkill, New York ("Premises"). The RAL Supply Group, Inc., ("RAL"), a wholly owned subsidiary of Colonial Commercial Corp. (the "Company") is the tenant of the aforementioned property under a Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, as amended by the First Modification of Lease Agreement dated September 30, 2003 and as further amended by the Second Modification of Lease Agreement dated April 12, 2005 (the Lease Agreement together with the First Modification of Lease Agreement and the Second Modification of Lease Agreement are referred to herein as the "Lease"). A copy of the Lease is incorporated herein by reference from the Company's Form 8-K filed with the Securities and Exchange Commission ("SEC") on November 2, 2005. Pioneer is the landlord under the Lease pursuant to an assignment and assumption agreement dated April 12, 2005. William Pagano, Chief Executive Officer and a director of the Company, has a 55% interest in Pioneer and Rita Folger and a family member together have a 16% interest in Pioneer Realty Partners I, LLC, which has a 40% interest in Pioneer. Mrs. Folger and Mr. Pagano each beneficially own more than 10% of the outstanding shares of the Company.

On February 21, 2007, the Lease was further amended by the Third Modification of Lease Agreement to provide, among other things, for 25,947 square feet of the leased premises, a net increase of 14,443 square feet, for $245,844 total annual fixed rent, an increase of $106,740 per annum. The Third Modification of Lease Agreement commences on the date of issuance of a certificate of occupancy for the Premises that are currently undergoing reconstruction. The term of the lease expires on March 31, 2017, subject to two five-year renewal options. A copy of the Third Modification of Lease Agreement is attached as an exhibit to this Form 8-K.

On February 21, 2007, Pioneer granted the Company an option ("Option") to purchase the Premises for (i) an exercise price equal to Pioneer's total financial investment in the Premises through the date of exercise and (ii) the release of Mr. Pagano (and any other guarantors) from guaranties of mortgage loans secured by the Premises. The Option expires on July 31, 2007. A copy of the Option agreement is attached as an exhibit to this Form 8-K.

The foregoing summary is qualified by reference to the form of the documents that are filed as exhibits to this Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                             Description

10.01 Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, incorporated herein by reference from
                                        Exhibit 10.04 to the Company's Form 8-K filed on November 2, 2005.

10.02 First Modification of Lease Agreement dated September 30, 2003 to Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, incorporated herein by reference from Exhibit 10.05 to the Company's Form 8-K filed on November 2, 2005.

10.03 Second Modification of Lease Agreement dated April 12, 2005 to Lease Agreement by and between Zanzi Realty, Inc. and
                                         The  RAL  Supply  Group Inc.,
                                        dated September 1, 1998, incorporated herein by reference from Exhibit 10.06 to the Company's Form 8-K filed on November 2, 2005.

10.04 Third Modification of Lease Agreement dated February 21, 2007 to Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, filed herewith.

10.05 Option Agreement by and between Pioneer Realty Holdings, LLC and Colonial Commercial Corp., dated as of February 21, 2007, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLONIAL COMMERCIAL CORP.
                                        -------------------------

                                        (Registrant)

Date: February 23, 2007                 /s/ William Salek
                                        -----------------
                                        William Salek
                                        Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                             Description

10.01 Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, incorporated herein by reference from
                                        Exhibit 10.04 to the Company's Form 8-K filed on November 2, 2005.

10.02 First Modification of Lease Agreement dated September 30, 2003 to Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, incorporated herein by reference from Exhibit 10.05 to the Company's Form 8-K filed on November 2, 2005.

10.03 Second Modification of Lease Agreement dated April 12, 2005 to Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, incorporated herein by reference from Exhibit 10.06 to the Company's Form 8-K filed on November 2, 2005.

10.04 Third Modification of Lease Agreement dated February 21, 2007 to Lease Agreement by and between Zanzi Realty, Inc. and The RAL Supply Group Inc., dated September 1, 1998, filed herewith.

10.05 Option Agreement by and between Pioneer Realty Holdings, LLC and Colonial Commercial Corp., dated as of February 21, 2007, filed herewith.